                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


            Date of Report (Date of earliest event) February 9, 2004
                                                    ----------------



                           BELDEN & BLAKE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Ohio                            0-20100                34-1686642
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission             (IRS Employer
of incorporation)                       File Number)         Identification No.)



5200 Stoneham Road, North Canton, Ohio                                44720
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


                                 (330) 499-1660
                                 --------------
               Registrant's telephone number, including area code





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ITEM 5.  OTHER EVENTS

         On February 9, 2004, Belden & Blake Corporation ("Belden & Blake" or the "Company") issued the press release attached as Exhibit 99.1 announcing two significant discoveries in the Trenton/Black River formation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         The following exhibit is filed herewith:

99.1 Press release dated February 9, 2004 announcing two significant discoveries in the Trenton/Black River formation.



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     February 9, 2004           BELDEN & BLAKE CORPORATION
      --------------------           (Registrant)


                                     By: /s/ Robert W. Peshek
                                         -------------------------------------
..
                                         Robert W. Peshek, Senior Vice President
                                         and Chief Financial Officer